FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") is entered into effective as of May 31, 2000, by and among Telenetics Corporation, a California corporation ("Telenetics"), and Edward L. Didion, an individual ("Didion"), John D. McLean, an individual ("McLean"), William C. Saunders, an individual ("Saunders") and Terry S. Parker, an individual ("Parker"), (individually, each a "Seller," and collectively, the "Sellers)."

                                 R E C I T A L S

         A. Effective as of January 7, 2000, Telenetics and the Sellers entered into a Stock Purchase Agreement (the "Agreement") pursuant to which Telenetics purchased all of the issued and outstanding shares of capital stock of eflex Wireless, Inc., a Delaware corporation (the "Company"), on the terms set forth in the Agreement.

         B. The Agreement provided that, among other things, Telenetics would obtain the ratification by its shareholders of the contemplated issuance of an aggregate of 2,098,043 shares (the "Final Shares") of Telenetics common stock at its next annual meeting of shareholders, which meeting was to occur no later than May 31, 2000 according to the terms of the Agreement.

         C. The annual meeting of the shareholders of Telenetics is currently scheduled to occur on June 6, 2000, six days after the deadline set forth in the Agreement for shareholder ratification of the issuance of the Final Shares.

         D. Telenetics and the Sellers desire to amend the terms of the Agreement to correct this discrepancy.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SHAREHOLDER RATIFICATION. SECTION 4.7 of the Agreement is hereby amended by deleting the existing SECTION 4.7 in its entirety and substituting in lieu thereof the following:

                  4.7 SHAREHOLDER RATIFICATION. At the next annual meeting of the shareholders of Telenetics, which meeting shall occur no later than June 30, 2000, Telenetics shall seek ratification by its shareholders of the contemplated issuance of the final 2,098,043 shares (the "FINAL SHARES") of the Additional Stock that may become issuable by Telenetics pursuant to SECTION 1.3 hereof. Telenetics, the members of the Board of Directors of Telenetics and Sellers shall enter into a shareholders agreement whereby each party to the shareholders agreement shall agree to vote his or her shares of Telenetics Common Stock in favor of the contemplated issuance of the Final Shares.




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         2. CONFIRMATION OF AGREEMENT. Except as amended by this Amendment, the
Agreement shall remain in effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on June 6, 2000, to be effective as of the date first above written.

         "TELENETICS":                    TELENETICS CORPORATION,
                                          a California corporation


                                          By: /s/ Michael A. Armani
                                              ----------------------------------
                                                 Michael A. Armani, President


         "SELLERS":
                                          /s/ Edward L. Didion
                                          --------------------------------------
                                          Edward L. Didion, an individual


                                          /s/ John D. McLean
                                          --------------------------------------
                                          John D. McLean, an individual



                                          --------------------------------------
                                          William C. Saunders, an individual


                                          /s/ Terry S. Parker
                                          --------------------------------------
                                          Terry S. Parker, an individual